                                    [PHOTOS]

                                    CALAMOS

                        Strategies for Serious Money(TM)







                             CONVERTIBLE PORTFOLIO


                                 ANNUAL REPORT
                               DECEMBER 31, 2002





                           [CALAMOS INVESTMENTS LOGO]
                             CALAMOS(R) INVESTMENTS










                        CALAMOS FINANCIAL SERVICES, INC.
                           1111 East Warrenville Road
                        Naperville, Illinois 60563-1463
                                  800.582.6959
                                www.calamos.com

                           [CALAMOS INVESTMENTS LOGO]
                             CALAMOS(R) INVESTMENTS
                                       ---
                        Strategies for Serious Money(TM)


CALAMOS CONVERTIBLE PORTFOLIO
A message from the President

Dear Contract Owners:

The CALAMOS Convertible Portfolio available through the Kansas City Life Century II Variable Products returned -4.10%* for the year ended December 31, 2002. While ending the year with a loss, the Portfolio outperformed the broad equity market, with the S&P 500(1) losing more than 20%, and the convertible market, represented by the Value Line Convertible Index(2), return of -5.01%.

The CALAMOS Convertible Portfolio performed as intended during the year, with its consistent balance between upside capture and downside protection helping to limit the impact of difficult equity markets. The Portfolio exceeded the broad convertible market through its security selection and sector weightings, driven by our rigorous investment process.

Please note that the name of the Portfolio will change effective May 1 to the CALAMOS Growth and Income Portfolio. You should receive a separate notice regarding this and other changes shortly. The Portfolio will maintain the same successful approach we have implemented since its inception, but with enhanced flexibility to combine convertibles, equities and bonds towards attaining a consistent risk/reward profile.

For more than two decades, CALAMOS INVESTMENTS has helped investors pursue financial success while managing risk through our disciplined convertible investment strategy. We are pleased to be a part of the Kansas City Life Century II Variable Products fund choices and thank you for your continued confidence in the CALAMOS Convertible Portfolio.

Sincerely,



/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Chairman, Chief Executive Officer and Chief Investment Officer
January 15, 2003


(1) The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. (2) The Value Line Convertible Index is an equally weighted index of the largest 585 convertibles. Selection is based on issue size and trading statistics. The index represents 90% of the market.
Source: Russell/Mellon Analytical Services.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Please remember that one cannot invest directly in an index.

Investments in medium-sized and smaller companies present greater risks than investments in larger companies.

In addition to market risk, there are certain risks associated with an investment in a convertible bond such as default risk (risk that the company issuing a convertible security will be unable to repay principal and interest) and interest rate risk (risk that the security may decrease in value if interest
rates increase).                                                           1351

MANAGEMENT REVIEW & OUTLOOK

HOW DOES MANAGEMENT SELECT ISSUES FOR THE PORTFOLIO?

CALAMOS stands for more than simply the pursuit of returns--we consider ourselves first and foremost to be risk managers, using an investment process defined by a willingness to forego some of an investment's upside in exchange for protection from downturns. That strategy may be harder to appreciate during periods of double-digit gains, but in recent months we believe our skillful use of risk management tools has helped protect the Portfolio from the bulk of the declines in the equity and convertible markets.


Warren Buffett once said, "Risk comes from not knowing what you're doing." We agree that knowledge can be power, and therefore, rely on a comprehensive investment process that we believe thoroughly addresses the question of the risk/reward tradeoff of a given security.


Our research team of more than 20 individuals huddles daily to assess market developments and to review quantitative screens that identify companies with changing pictures. While we believe that the marketplace ultimately rewards companies with strong fundamentals, we also know that fundamentals can change. By using a company's current financial picture to assess its current risk/reward profile, we determine best and worst case scenarios for different time frames that shape our decision to buy, hold, or sell.


CALAMOS' investment process formalizes this approach, as we examine each security through multiple lenses, analyzing the variety of factors that can help or hurt an investment. First, our credit team meets regularly to review in-house credit evaluations that are more in-depth and more timely than those of the credit-rating agencies. While we believe the accuracy and timeliness of such an analysis may allow us to identify improving conditions ahead of the market, we believe it also may enable us to avoid or to sell companies that have deteriorating financials--often before the market learns of it and metes out its punishment.


The second step establishes the upside and downside potential of a company's stock, using factors such as relative growth, the sustainability of such growth, and historic volatility. Armed with these data, we identify what we believe are the parameters of a stock's performance, seeking to weed out securities whose downside risk outweighs their upside potential. This step also includes an assessment of a firm's management, which helps us to identify companies with what we believe are untested or unreliable executives.


The third step uses our evaluations of the credit and equity components of a company to quantify its securities' risk and return tradeoffs, as well as their over- or undervaluation relative to their market price. Our models quantify how securities could perform based on multiple targets for future performance, again enabling us to assess potential risk and reward levels for different time periods.

Our fourth step is to consider the Portfolio as a whole, overweighting industries where we perceive the most attractive opportunities. Because of our commitment to diversification, however, we won't fully neglect any sector.


WHAT FACTORS HAD A SIGNIFICANT IMPACT ON THE CALAMOS PORTFOLIO?


During 2002, the Portfolio's overweightings of the economically sensitive sectors aided performance relative to the benchmark, as did good security selection in the consumer-related sectors.


The Portfolio also had a higher exposure to investment-grade issues than the broad convertible market, helping to cushion some of the downside during the first three quarters of the year. During the 4th quarter surge in low-grade and distressed credits, however, the Portfolio's focus on companies with strong balance sheets limited its participation in the market run-up. For the year, though, the Portfolio's underweighting of below-investment-grade convertibles added value relative to the broad convertible market, as did better security selection within this credit sector.


Our focus on firms with stronger balance sheets has demonstrated its worth over the longer term, particularly during the year's downturn. Although we missed some of the most recent bounce, we see the move as a positive one for the markets, as it signals a growing interest by investors to once again take on risk and pursue the creation of wealth.


WHAT IS THE OUTLOOK FOR THE CALAMOS PORTFOLIO?


There is little doubt that 2002's market, along with the prior two years, has been disastrous for many equity investors. The fact that this has been the worst three-year performance of the equity market in generations may lead investors to feel that valuations are now cheap. In our view, it appears that the outlier event is not so much the bear market, but the bubble that precipitated it. In fact, the past years' correction in valuations is a direct reflection of the overvaluations that occurred because of Y2K and the failure to determine how to properly evaluate technology companies. At this juncture, valuations appear to be fair overall, although some areas remain overvalued.


Having managed money during the 1970's, we find that the comparisons made by market watchers between today's markets and that era offer some interesting similarities. The price actions of the two markets are very similar, particularly in the unusual volatility of individual issues and the unrelenting downside for weeks on end, as exhibited in 2002's third quarter. However, the economic backdrop between the two periods is very different. The economy is in much better shape today than it was back then. In fact, the current recession is mild compared to previous recessions. Again, the stock market action is more a reflection of a correction from the bubble's overvaluations, as stated above, than a response to a mild recession.

Looking forward, there are some positive signs. The monetary stimulus, as demonstrated by the lowest interest rates in 40 years, is providing some liquidity, and with it, some (albeit mild) relief. This is typical of mild recessions, where recoveries usually are less robust and tend to stagger along. Following the market's run-up in October and November, December's difficulties made it harder for market prognosticators to proclaim a clear trend for the quarter. That's partly due to the fact that some of the quarter's early, and most sizable, gains came from beaten-down securities of questionable quality, which, by themselves, had a limited ability to sustain the broader market. But other events are offering clearer indications of how the economy may be shaping up.


During the 4th quarter, investors shifted to riskier assets, indicating greater degrees of risk taking in the economy and confidence on the economic front. Whether from Treasuries to junk bonds, or from developed markets to emerging ones, these asset migrations signal more positive expectations by investors. Furthermore, the economy continues to grow moderately while interest rates remain very low and productivity remains very strong. The balance sheets of corporate America continue to improve in most industry groups as access to bank capital and to the debt markets has gotten better.


Indeed, this quarter's flurry of new activity by high-yield debt issuers indicates a different outlook on these businesses' prospects. Not long ago, companies experienced near-total blockage in their efforts to get access to capital, especially those with lower credit-quality ratings. Many such firms are simply too small or too new to have established better ratings, and many will become successful--some enormously so--but only with access to capital. That makes new debt issuance critical in the long run, but in the short run, the surge also indicates the market's emerging confidence and willingness to take on risk. Similarly, another major shift and possible indication of the flight from quality to riskier assets may be discerned in the dollar's ongoing weakness.


Equity financing would be an extension of these trends, and despite current difficulties, we expect IPO activity to improve in the coming quarters, helping to solidify balance sheets further. We also believe that business capital spending should rebound as balance sheets are further stabilized and ongoing pricing pressures generate more productivity-enhancing investments. The telecom and utility sectors and some technology industries will see further consolidations, either through mergers and acquisitions or through bankruptcies, and will continue in this vein until they achieve correct capacity levels.


What does all this mean for the financial markets? Because the current destructive phase of capitalism has nearly run its course, we think the creative growth phase will emerge soon. (Of course, capitalists must be rewarded and encouraged to risk capital: fiscal, monetary, regulatory, and judicial policies are critical to creating growth potential, and will either promote or retard progress.) Corporate America's cleansing from debt, excess capacity, and crooked management is last year's news and consequently built into market prices. Now, with the financial markets instead looking forward and shifting to riskier assets, they may be indicating more confidence in the future.

Unfortunately, the war factor looms, and the fluidity of the geopolitical situation means that investors' outlooks can change frequently, perhaps daily. With such questions hanging over the market, it's no surprise that not all investors have embraced the signs of an economic recovery, and some remain tentative. The risks here are not to be taken lightly. They are serious and can have a profound impact on the future direction of the financial markets. The present dilemma for investors is that these unknown risks are difficult, if not impossible, to assess. It very well may be that these geopolitical risks have always existed throughout the Cold War era. Today, with information more available, these risk factors are better understood by the general public--and the marketplace. Our view is that these concerns in fact may be providing an opportunity for investors. A safer, freer world provides the necessary underpinning that is required for expanding markets and opportunities.


Still, it's been said that rising markets climb walls of worry. America has faced much tougher environments and managed to come out stronger each time. We feel that this cyclical environment offers investors the opportunity to take advantage of good investments at reasonable prices in the greatest economy in the world. With the proverbial wall of worry in place, the shifting of assets indicates that some investors are, like us, anticipating the next upswing in the market to begin.





















This report has been prepared by CALAMOS ASSET MANAGEMENT, INC. (CAM), the Portfolio's adviser, for information purposes; any opinions expressed herein reflect our judgment as of this date and are subject to change at any time without notice. The forecasts may not prove true. This report should be preceded or accompanied by a prospectus. Please read the prospectus carefully before you invest or send money.

                          CALAMOS CONVERTIBLE PORTFOLIO

                       PERFORMANCE OF A $10,000 INVESTMENT
                               5/19/99 TO 12/31/02


                              [PERFORMANCE CHART]

                                 05/19/99     08/19/99     11/19/99     02/19/00     05/19/00     08/19/00     11/19/00     02/19/01
Calamos Convertible Portfolio    $ 10,000     $ 10,150     $ 11,040     $ 12,764     $ 12,105     $ 13,740     $ 12,383     $ 12,611
Value Line Convertible Index     $ 10,000     $ 10,093     $ 10,649     $ 11,681     $ 10,630     $ 11,454     $ 10,129     $ 10,508



                                 05/19/01     08/19/01     11/19/01     02/19/02     05/19/02     08/19/02     11/19/02     12/31/02
Calamos Convertible Portfolio    $ 12,764     $ 12,398     $ 12,159     $ 12,312     $ 12,975     $ 11,869     $ 12,194     $ 11,881
Value Line Convertible Index     $ 10,721     $ 11,222     $ 12,669     $ 12,488     $ 12,684     $ 11,427     $ 12,003     $12,186


Source: USBancorp, Russell/Mellon Analytical services LLC

This chart compares the Portfolio's performance to that of the Value Line Convertible Index with net distribution over time. This index is an unmanaged broad-based statistical composite and its performance does not include sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply or guarantee the future performance of any investment vehicles. It is not possible to invest directly into an index. Results are hypothetical.

                          CALAMOS CONVERTIBLE PORTFOLIO
                          Average Annual Total Returns*

SINCE INCEPTION             ONE YEAR                 THREE YEARS
(5/19/99-12/31/02)          (ended 12/31/02)         (ended 12/31/02)
4.81%                       -4.10%                   -1.20%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.
*Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Note: Without expense limits, the Portfolio's total return would have been lower.

PORTFOLIO MANAGERS

[PHOTO] JOHN P. CALAMOS, SR.
Chairman, Chief Executive Officer and Chief Investment Officer


     -   Over 30 years of investment management experience

     - Authority on convertibles, listed call options and other hedging techniques

     - Authored two books on convertible investing, the latest: Convertible Securities, the Latest Instruments, Portfolio Strategies and Valuation Analysis, 1998

     -   Member of the Investment Analysts Society of Chicago

     -   BS Economics -- Illinois Institute of Technology

     -   MBA Finance -- Illinois Institute of Technology





[PHOTO] NICK P. CALAMOS, CFA
Senior Executive Vice President, Head of Investments and Chief Investment
Officer


     -   More than 19 years of investment management experience

     -   Oversees research and portfolio management for the firm

     -   Member of the Investment Analysts Society of Chicago

     -   Chartered Financial Analyst

     -   BS Economics -- Southern Illinois University

     -   MS Finance -- Northern Illinois University

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------
CONVERTIBLE BONDS (59.2%)
                  CAPITAL GOODS - INDUSTRIAL (8.4%)
$       135,000   Briggs & Stratton Corp. (b)
                  5.000%, 05/15/06                               $   149,344
         45,000   Brooks-PRI Automation, Inc. (b)
                  4.750%, 06/01/08                                    33,187
        437,500   General Motors Corp. (c)
                  5.250%, 03/06/32                                   404,250
        116,000   SPX Corp.
                  0.000%, 02/06/21                                    71,920
        440,000   Tyco International, Ltd.
                  0.000%, 11/17/20                                   317,350
        250,000   Veeco Instruments, Inc.
                  4.125%, 12/21/08                                   182,813
        135,000   Waste Connections, Inc. (b)
                  5.500%, 04/15/06                                   170,437
                                                                 -----------
                                                                   1,329,301

                  CAPITAL GOODS - TECHNOLOGY (14.8%)
        150,000   Adaptec, Inc. (b)
                  3.000%, 03/05/07                                   121,875
        400,000   Advanced Energy Industries, Inc.
                  5.000%, 09/01/06                                   332,500
        260,000   Amazon.com, Inc.
                  4.750%, 02/01/09                                   192,075
                  Atmel Corp.
         20,000   0.000%, 04/21/18 (b)                                 8,525
         49,000   0.000%, 04/21/18                                    20,886
        200,000   0.000%, 05/23/21 (b)                                53,750
        150,000   Bisys Group, Inc. (b)
                  4.000%, 03/15/06                                   141,562
                  Computer Associates International, Inc.
        140,000   5.000%, 03/15/07 (b)                               142,625
        100,000   1.625%, 12/15/09 (b)                                98,500
        136,000   First Data Corp.
                  2.000%, 03/01/08                                   153,680
        185,000   Juniper Networks, Inc.
                  4.750%, 03/15/07                                   144,300
        200,000   L-3 Communications Holdings (b)
                  5.250%, 06/01/09                                   257,500
        180,000   Liberty Media Corp. (Motorola)
                  3.500%, 01/15/31                                   116,325




               See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002



PRINCIPAL
AMOUNT                                                                  VALUE
-----------------------------------------------------------------------------
                  CAPITAL GOODS - TECHNOLOGY (CONTINUED)
$        50,000   LSI Logic Corp.
                  4.250%, 03/15/04                               $     47,938
         65,000   Photronics, Inc. (b)
                  4.750%, 12/15/06                                     54,194
        540,000   Solectron Corp.
                  0.000%, 11/20/20                                    276,750
        125,000   Symantec Corp.
                  3.000%, 11/01/06                                    176,719
          7,000   Systems & Computer Technology Corp.
                  5.000%, 10/15/04                                      6,650
                                                                    ---------
                                                                    2,346,354

                  CONSUMER CYCLICAL (9.2%)
        130,000   Carnival Corp. (b)
                  2.000%, 04/15/21                                    136,825
         60,000   Charming Shoppes, Inc. (b)
                  4.750%, 06/01/12                                     48,300
        240,000   J.C. Penney Company, Inc. (b)
                  5.000%, 10/15/08                                    257,100
        400,000   Lear Corp. (b)
                  0.000%, 02/20/22                                    166,500
        660,000   Royal Caribbean Cruises, Ltd.
                  0.000%, 02/02/21                                    254,100
                  The Gap, Inc.
        140,000   5.750%, 03/15/09 (b)                                175,350
         85,000   5.750%, 03/15/09                                    106,463
        200,000   The Interpublic Group of Companies, Inc.
                  1.870%, 06/01/06                                    153,500
        270,000   Valassis Communications, Inc.
                  0.000%, 06/06/21                                    155,250
                                                                    ---------
                                                                    1,453,388

                  CONSUMER GROWTH STAPLES (13.8%)
                  Alza Corp. (Johnson & Johnson)
         45,000   0.000%, 07/28/20 (b)                                 35,212
        150,000   0.000%, 07/28/20                                    117,375
        140,000   American Greetings Corp. (b)
                  7.000%, 07/15/06                                    207,375
         55,000   AmerisourceBergen Corp. (b)
                  5.000%, 12/01/07                                     70,400
        130,000   Community Health Systems, Inc.
                  4.250%, 10/15/08                                    128,863



               See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002



PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
                  CONSUMER GROWTH STAPLES (CONTINUED)
$       210,000   Hasbro, Inc. (b)
                  2.750%, 12/01/21                                 $    201,600
        170,000   Health Management Associates, Inc.
                  0.250%, 08/16/20                                      113,262
        215,000   ICN Pharmaceuticals, Inc.
                  6.500%, 07/15/08                                      175,494
        100,000   IVAX Corp.
                  4.500%, 05/15/08                                       82,750
        210,000   King Pharmaceuticals, Inc. (b)
                  2.750%, 11/15/21                                      190,050
        200,000   Laboratory Corporation of America Holdings (b)
                  0.000%, 09/11/21                                      134,250
         50,000   LifePoint Hospitals, Inc. (b)
                  4.500%, 06/01/09                                       49,563
        150,000   Lowe's Companies, Inc.
                  0.861%, 10/19/21                                      142,500
         76,000   Medtronic, Inc.
                  1.250%, 09/15/21                                       79,990
        240,000   Reebok International, Ltd. (b)
                  4.250%, 03/01/21                                      265,950
         70,000   Service Corp. International
                  6.750%, 06/22/08                                       62,825
        170,000   Skechers U.S.A., Inc. (b)
                  4.500%, 04/15/07                                      129,837
                                                                    -----------
                                                                      2,187,296

                  CONSUMER STAPLES (1.6%)
        100,000   Bunge Limited (b)
                  3.750%, 11/15/22                                      102,750
        530,000   Supervalu, Inc. (b)
                  0.000%, 11/02/31                                      153,038
                                                                    -----------
                                                                        255,788

                  ENERGY (3.7%)
        170,000   Anadarko Petroleum Corp.
                  0.000%, 03/07/20                                      104,763
        195,000   Devon Energy (Chevron)
                  4.900%, 08/15/08                                      196,706
        320,000   Diamond Offshore Drilling, Inc. (b)
                  1.500%, 04/15/31                                      294,400
                                                                    -----------
                                                                        595,869
                  FINANCIAL (5.8%)
        195,000   Equity Office Properties Trust
                  7.250%, 11/15/08                                      204,019



                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002



PRINCIPAL
AMOUNT                                                                   VALUE
------------------------------------------------------------------------------
                  FINANCIAL (CONTINUED)
$       300,000   Goldman Sachs, MTN
                  1.000%, 12/12/07                                  $  278,178
        145,000   PMI Group, Inc. (b)
                  2.500%, 07/15/21                                     155,694
        300,000   Select Insurance Group (b)
                  1.616%, 09/24/32                                     126,375
        171,250   Travelers Property Casualty Corp. (c)
                  4.500%, 04/15/32                                     157,207
                                                                    ----------
                                                                       921,473

                  TELECOMMUNICATIONS (1.9%)
         50,000   Liberty Media Corp. (Sprint PCS Group) (b)
                  3.750%, 02/15/30                                      26,062
                  Nextel Communications, Inc.
        100,000   6.000%, 06/01/11 (b)                                  86,250
        110,000   5.250%, 01/15/10 (b)                                  79,475
        140,000   4.750%, 07/01/07                                     117,425
                                                                    ----------
                                                                       309,212

                  TOTAL CONVERTIBLE BONDS
                  (Cost $9,453,282)                                  9,398,681

NUMBER OF
SHARES                                                                   VALUE
------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (28.9%)
                  BASIC INDUSTRIES (0.5%)
          1,695   International Paper Company
                  5.250%                                                79,029

                  CAPITAL GOODS - INDUSTRIAL (3.4%)
         13,200   Ford Motor Company Capital Trust II
                  6.500%                                               539,220

                  CAPITAL GOODS - TECHNOLOGY (3.4%)
          8,800   Electronic Data Systems Corp.
                  7.625%                                               192,808
          4,400   Motorola, Inc.
                  7.000%                                               140,800
            650   Northrop Grumman Corp.
                  7.250%                                                70,031
          2,650   Raytheon Company
                  8.250%                                               144,690
                                                                    ----------
                                                                       548,329



               See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


NUMBER OF
SHARES                                                                   VALUE
------------------------------------------------------------------------------
                  CONSUMER CYCLICAL (1.7%)
          3,350   Newell Financial Trust I
                  5.250%                                           $   152,006
          3,500   Toys 'R' Us, Inc.
                  6.250%                                               117,775
                                                                   -----------
                                                                       269,781

                  CONSUMER GROWTH STAPLES (2.2%)
          2,100   Anthem, Inc.
                  6.000%                                               163,128
          5,800   Cendant Corp.
                  7.750%                                               187,050
                                                                   -----------
                                                                       350,178

                  CONSUMER STAPLES (1.2%)
          3,540   Suiza Foods Capital Trust II
                  5.500%                                               187,178

                  CREDIT CYCLICALS (4.0%)
          3,000   New York Community Capital Trust V
                  6.000%                                               151,125
                  Washington Mutual, Inc.
          5,300   5.375%   (b)                                         274,938
          3,900   5.375%                                               202,312
                                                                   -----------
                                                                       628,375
                  ENERGY (0.5%)
          1,700   Kerr-McGee Corp. (Devon Energy)
                  5.500%                                                72,760

                  FINANCIAL (9.1%)
          3,550   Commerce Bancorp, Inc. (b)
                  5.950%                                               197,913
          1,600   Equity Office Properties Trust
                  5.250%                                                72,000
          3,100   Equity Residential Properties Trust
                  7.250%                                                75,640
          3,850   Host Marriott Financial Trust
                  6.750%                                               144,375
          4,750   LaBranche & Company, Inc.
                  6.750%                                               133,332
          1,500   Metlife Capital Trust I
                  8.000%                                               123,345
          3,475   National Australia Bank, Ltd.
                  7.875%                                               113,111





                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002



NUMBER OF
SHARES                                                                   VALUE
------------------------------------------------------------------------------
                  FINANCIAL (CONTINUED)
          4,400   Prudential Financial, Inc.
                  6.750%                                           $   242,000
          1,000   Reinsurance Group of America, Inc.
                  5.750%                                                45,875
          3,800   Sovereign Capital Trust II
                  7.500%                                               298,680
                                                                   -----------
                                                                     1,446,271

                  TRANSPORTATION (1.1%)
          3,360   Union Pacific Capital Trust
                  6.250%                                               173,040

                  UTILITIES (1.8%)
          4,000   Calpine Capital Trust III (b)
                  5.000%                                                57,000
         10,000   Centerpoint Energy, Inc.
                  2.000%                                               226,250
                                                                   -----------
                                                                       283,250

                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS
                  (Cost $ 4,878,906)                                 4,577,411

COMMON STOCKS (9.2%)
                  CAPITAL GOODS - INDUSTRIAL (0.9%)
          6,500   Waste Management, Inc.                               148,980

                  CAPITAL GOODS - TECHNOLOGY (5.1%)
         15,000   American Power Conversion Corp. (a)                  227,250
         20,000   Cisco Systems, Inc.  (a)                             262,000
          2,400   Electronic Arts, Inc.(a)                             119,448
          4,000   Microsoft Corp. (a)                                  206,800
                                                                   -----------
                                                                       815,498

                  CONSUMER CYCLICAL (0.5%)
          2,230   Boeing Company                                        73,568

                  CONSUMER GROWTH STAPLES (1.8%)
          8,000   Mylan Laboratories, Inc.                             279,200

                  FINANCIAL (0.9%)
          2,800   Countrywide Credit Industry, Inc.                    144,620

                  TOTAL COMMON STOCKS
                  (Cost $1,433,004)                                  1,461,866
                                                                   ===========


               See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                         VALUE
------------------------------------------------------------------------------
                  TOTAL INVESTMENTS (97.3%)                     $   15,437,958
                  (Cost $15,765,192)


                  OTHER ASSETS, LESS LIABILITIES (2.7%)                425,439
                                                                ==============

                  NET ASSETS (100.0%)                           $   15,863,397
                                                                ==============


NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-Income producing security.
(b) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be exempt transactions, normally to other qualified institutional investors, or exchanged to the registered form, pursuant to sale. At December 31, 2002 the market value of 144A securities that can not be exchanged to the registered form is $327,625 or 2.1% of net assets of the Portfolio.
(c) Security trades at a price that takes into account the value, if any, of accrued but unpaid interest.

  MTN - Medium Term Notes











                 See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investments, at value (cost $15,765,192)                           $ 15,437,958
Cash with custodian (interest bearing)                                  327,880
Accrued interest and dividends receivable                                93,754
Receivable for Fund shares sold                                           9,119
Prepaid expenses                                                            269
Due from advisor                                                         29,701
Other assets                                                             11,473
                                                                   ------------
        Total Assets                                               $ 15,910,154
                                                                   ------------
LIABILITIES AND NET ASSETS
Payable for Fund shares redeemed                                              3
Accounts payable and accrued liabilities                                 46,754
                                                                   ------------
        Total Liabilities                                                46,757
                                                                   ------------

NET ASSETS                                                         $ 15,863,397
                                                                   ============
ANALYSIS OF NET ASSETS
Paid in Capital                                                    $ 17,895,494
Undistributed net investment income (loss)                              198,971
Accumulated net realized gain (loss) on investments                  (1,903,834)
Unrealized appreciation (depreciation) of investments                  (327,234)
                                                                   ------------

NET ASSETS                                                         $ 15,863,397
                                                                   ============
Net Assets Applicable to Shares Outstanding                        $ 15,863,397
Shares Outstanding                                                    1,516,240
Net Asset Value and Redemption Price Per Share                     $      10.46







See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Interest                                                            $   450,758
Dividends                                                               317,335
                                                                    -----------
   Total Investment Income                                              768,093
                                                                    -----------
EXPENSES
Investment advisory fees                                                115,997
Audit and legal fees                                                     63,294
Accounting fees                                                          50,066
Trustees' fees                                                           17,481
Transfer agent fees                                                      10,135
Custodian fees                                                            7,670
Other                                                                    11,314
                                                                    -----------
   Total Expenses                                                       275,957
   Less Expenses waived or absorbed                                    (121,295)
                                                                    -----------
   Net Expenses                                                         154,662
                                                                    -----------

NET INVESTMENT INCOME                                                   613,431
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                (750,644)
Change in net unrealized appreciation/depreciation on investments      (545,919)
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS                                       (1,296,563)
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                        $  (683,132)
                                                                    ===========



See accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001


                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                                                        2002            2001
                                                                    ------------    ------------
OPERATIONS
Net investment income                                               $    613,431    $    455,501
Net realized gain (loss) on investments                                 (750,644)     (1,030,662)
Change in net unrealized appreciation/depreciation on investments       (545,919)        (17,649)
                                                                    ------------    ------------
Net increase (decrease) in net assets resulting from operations         (683,132)       (592,810)
                                                                    ============    ============
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                   (529,483)       (484,693)
Net realized gains                                                             -               -
                                                                    ------------    ------------
Total Distributions                                                     (529,483)       (484,693)
                                                                    ============    ============
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                                          1,971,727       5,322,903
                                                                    ------------    ------------

TOTAL INCREASE IN NET ASSETS                                             759,112       4,245,400


NET ASSETS
Beginning of period                                                   15,104,285      10,858,885
                                                                    ------------    ------------
End of period                                                       $ 15,863,397    $ 15,104,285
                                                                    ------------    ------------
Undistributed Net Investment Income                                 $    198,971    $          -




See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION- Calamos Advisors Trust, a Massachusetts business trust organized February 17, 1999 (the "Trust"), consists of a single series, Calamos Convertible Portfolio (the "Portfolio"). The Trust currently offers the Portfolio's shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced investment operations on May 19, 1999. The Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective.

PORTFOLIO VALUATION- Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available or when the valuation methods mentioned above do not produce a value reflective of the fair value of a security, such security or securities are valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of discount and amortization of premium. Dividend income is recognized on the ex-dividend date.

FEDERAL INCOME TAXES -- No provision has been made for Federal income taxes since the Portfolio elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and has made such distributions to shareholders as to be relieved of all Federal income taxes.

DIVIDENDS AND CAPITAL GAINS -- The Portfolio intends to distribute to its shareholders its net investment income quarterly and net realized capital gain, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.


NOTE 2 -- INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with CALAMOS ASSET MANAGEMENT, INC. ("CAM"), the Portfolio pays an investment advisory fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

CAM has undertaken to limit normal operating expenses of the Portfolio to 1.00% of average daily net assets through May 31, 2003. As of the year ended December 31, 2002, this expense reimbursement and waiver was $121,295.

Certain portfolio transactions for the Portfolio may have been executed through CALAMOS FINANCIAL SERVICES, INC. ("CFS") as broker, consistent with the Portfolio's policy of obtaining best price and execution. During the year ended December 31, 2002, the Portfolio paid no brokerage commissions to CFS on purchases and sales of portfolio securities.

Certain officers and trustees of the Trust are also officers and directors of CFS and CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

The Portfolio offers a deferred compensation plan to its trustees who are non interested persons of CAM. The obligations of the Portfolio under the plan are paid solely out of the assets of the Portfolio. Under the deferred compensation plan, a trustee not affiliated with CFS or CAM may elect to defer all or a portion of his compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2002 for $11,473. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

NOTE 3 -- INVESTMENTS

Purchases and sales of investments other than short-term obligations for the year ended December 31, 2002 were as follows:

  Purchases                               $  8,301,790
  Proceeds from sales                        6,501,490

The following information is presented on an income tax basis as of December 31, 2002. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences. The cost basis of investments for tax purposes at December 31, 2002 was as follows:

  Cost basis of investments                $ 15,995,704
  Gross unrealized appreciation                 978,490
  Gross unrealized depreciation               1,536,236
  Net unrealized depreciation                   557,746

NOTE 4 -- DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions during the year ended December 31 was as follows:

Distributions paid from:                      2002               2001
                                              ----               ----
  Ordinary Income                          $ 529,483          $ 484,693
  Net Long--Term Capital Gain                      -                  -
                                           ---------          ---------
  Total Taxable Distribution               $ 529,483          $ 484,693


As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income -- net          $   436,199
Undistributed capital losses -- net                     -
                                              -----------
Total undistributed earnings -- net               436,199
Accumulated capital losses                     (1,903,834)*
Unrealized gain/(losses) -- net                  (557,746)**
                                              -----------
Total accumulated earnings/(losses) -- net    $(2,025,381)

* As of December 31, 2002, the Portfolio had net tax basis capital loss carryforwards of $513,242, which will expire, if not used, in 2010, a capital loss carryforward of $1,030,662, which, if not used, will expire in 2009 and a capital loss carryforward of $7,506, which will expire, if not used, in 2007. In addition, the Portfolio had a Post-October capital loss of $352,425 which will be treated as having occurred on January 1, 2003.
** The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

NOTE 5 -- INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

The Portfolio earns interest on its average daily balance with its custodian. During the year ended December 31, 2002, the Portfolio earned $2,073 in interest income under this arrangement.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Portfolio:
Year ended December 31, 2002:


                                                 SHARES        DOLLARS
                                                 ------        -------
Shares sold                                       385,637    $ 4,191,882
Shares issued in reinvestment
   of distributions                                49,651        529,483
Less shares redeemed                             (257,137)    (2,749,638)
                                              -----------    -----------
Increase                                          178,151    $ 1,971,727
                                              ===========    ===========
Year ended December 31, 2001:
                                                 SHARES        DOLLARS
                                                 ------        -------
Shares sold                                       486,353    $ 5,684,557
Shares issued in reinvestment
   of distributions                                43,269        484,693
Less shares redeemed                              (74,350)      (846,347)
                                              -----------    -----------
Increase                                          455,272    $ 5,322,903
                                              ===========    ===========

CALAMOS CONVERTIBLE PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:


                                                                                                       MAY 19, 1999
                                                                    YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                                              2002           2001           2000           1999
                                                           ----------     ----------     ----------     ----------
Net asset value, beginning of period                       $    11.29     $    12.30     $    12.18     $    10.00
Income from investment operations:
  Net investment income                                          0.43           0.38           0.31           0.09
  Net realized and unrealized gain (loss) on investments        (0.89)         (0.99)          0.39           2.23
                                                           ----------     ----------     ----------     ----------
    Total from investment operations                            (0.46)         (0.61)          0.70           2.32
                                                           ----------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income                          (0.37)         (0.40)         (0.30)         (0.09)
  Dividends from net realized gains                                 -              -          (0.28)             -
  Distributions paid from capital                                   -              -              -          (0.05)
                                                           ----------     ----------     ----------     ----------
    Total distributions                                         (0.37)         (0.40)         (0.58)         (0.14)
                                                           ----------     ----------     ----------     ----------
Net assets value, end of period                            $    10.46     $    11.29     $    12.30     $    12.18
                                                           ==========     ==========     ==========     ==========
Total Return (a)                                                (4.10%)        (4.87%)         5.72%         23.19%
Ratios and supplemental data:
  Net assets, end of period (000)                          $   15,863     $   15,104     $   10,859     $    2,542
  Ratio of net expenses to average net assets                    1.00%          1.00%          1.00%          1.00% *
  Ratio of net investment income to average net assets           3.98%          3.41%          3.01%          3.10% *
  Ratio of gross expenses to average net assets prior to
  waiver and absorption of expenses by the advisor               1.78%          1.28%          3.44%          9.86% *


Portfolio turnover rate                                         42.88%         57.57%         70.51%         31.65% *



 * Annualized
(a) Total return is not annualized for periods that are less than a full year.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Calamos Advisors Trust -
   Calamos Convertible Portfolio


We have audited the accompanying statement of assets and liabilities of Calamos Advisors Trust (comprising the Calamos Convertible Portfolio), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Advisors Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Chicago, Illinois
February 13, 200

                               TRUSTEES & OFFICERS
                                    Unaudited

The Trust is subject to the overall direction of its board of trustees, which is comprised of the following members:

NAME AND AGE AT        POSITION(s) HELD WITH TRUST AND DATE   NUMBER OF PORTFOLIOS IN FUND   PRINCIPAL OCCUPATION(s) DURING THE PAST
DECEMBER 31, 2002      FIRST ELECTED OR APPOINTED TO OFFICE   COMPLEX OVERSEEN BY TRUSTEE    5 YEARS AND OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS OF TRUST:
John P. Calamos, 62*   Trustee and President (since 1999)                  9                 President, Calamos Holdings Inc., CAM
                                                                                             and CFS, Trustee, Illinois Benedictine
                                                                                             University

Nick P. Calamos, 41*   Trustee and Vice President (since 1999)             9                 Senior Executive Vice President,
                                                                                             Calamos Holdings, Inc., CAM and CFS

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF TRUST:

Richard J. Dowen, 58   Trustee (since 1999)                                9                 Chair and Professor of Finance,
                                                                                             Northern Illinois University

Joe F. Hanauer, 65     Trustee (since 2001)                                9                 Director of MAF Bancorp (banking),
                                                                                             Homestore.com, Inc., (Internet provider
                                                                                             of real estate information and
                                                                                             products), and Combined
                                                                                             Investments, L.P. (investment
                                                                                             management)

John E. Neal, 52       Trustee (since 2001)                                9                 Managing Director, Banc One Capital
                                                                                             Markets, Inc. (investment banking)
                                                                                             (since 2000); Private Investor (1998)

Weston W. Marsh, 52    Trustee (since 2002)                                9                 Partner, Freeborn & Peters (law firm);
                                                                                             Director, Telesource International

William R. Rybak, 51   Trustee (since 2002)                                 9                Executive Vice President and CFO Van
                                                                                             Kampen Investments, Inc. (and
                                                                                             subsidiaries) (investment manager)
                                                                                             (1986-2000); Director, Alliance
                                                                                             Bancorp (formerly Hinsdale Financial
                                                                                             Corporation) (Savings & Loan holding
                                                                                             company) (1986-2001); Director, Howe
                                                                                             Barnes Investments (since January 2002)



* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of CAM and CFS. Nick Calamos is a nephew of John Calamos.

The address of Messrs. John Calamos and Nick Calamos is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Hanauer is 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; that of Mr. Neal is 309 Sterling Road, Kenilworth, Illinois 60043; that of Mr. Marsh is 311 South Wacker Drive, Suite 3000, Chicago, Illinois 60606-6677; and that of Mr. Rybak is 12813 Misty Harbour Lane, Palos Park, Illinois 60464.

The trustees may fill vacancies on the board provided that at least two-thirds of the trustees, after such appointment have been elected by the Trust's shareholders. The Trust's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Trust's outstanding shares. A trustee also may be removed with or without cause, upon the written declaration of two-thirds of the trustees.

The trustees elect the officers of the Trust. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.

OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president of the Trust, respectively, since 1999. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each of the officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became an officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE AT            POSITION(s) HELD WITH TRUST AND DATE       PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS AND
DECEMBER 31, 2002          FIRST ELECTED OR APPOINTED TO OFFICE       OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
Rhowena Blank, 34          Treasurer (since 1999)                     Vice President-Operations, CAM (since 1999); Vice
                                                                      President, CFS (since 2000); Director of Operations,
                                                                      Christian Brothers Investment Services (1998-1999); and
                                                                      Audit Manager, Ernst & Young, LP (1994-1998)

Patrick H. Dudasik, 47     Vice President (since 2001)                Executive Vice President, Chief Financial Officer and
                                                                      Administrative Officer, and Treasurer of Calamos Holdings
                                                                      Inc., CAM and CFS (since 2001); Chief Financial Officer,
                                                                      David Gomez and Associates, Inc. (1998-2001); and Chief
                                                                      Financial Officer, Scudder Kemper Investments, Inc. (1996

James S. Hamman, Jr., 33   Secretary (since 1999)                     Executive Vice President and General Counsel, Calamos
                                                                      Holdings, Inc., CAM (since 1998) and CFS (since 1999);
                                                                      Vice President and Associate Counsel, Scudder Kemper
                                                                      Investments, Inc. prior thereto

Jeff Lotito, 30            Assistant Treasurer (since 2000)           Operations Manager, CAM (since 2000); Manager Fund
                                                                      Administration, Van Kampen (1999-2000); Supervisor-
                                                                      Corporate Accounting, Stein Roe and Farnham (1998-
                                                                      1999); and Supervisor-Financial Reporting, Scudder
                                                                      Kemper Investments, Inc. prior thereto




The address of each officer is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.







  For the year ended December 31, 2002, 12.0% of the dividends paid from net investment income, including short-term gains, qualifies for the dividends received deduction available to corporate shareholders of the Convertible Portfolio.